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                                                                      Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented. Certain subsidiaries have been omitted which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X.

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                                                                        Jurisdiction
                                                                              of
Name of Subsidiary                                                      Incorporation
I.  American Express Travel Related Services Company, Inc.
     and its Subsidiaries

    American Express Travel Related Services Company, Inc.                  New York
      Amex Canada Inc.                                                      Canada
         1001675 Ontario Inc.                                               Canada
         1001674 Ontario Inc.                                               Canada
         Rexport, Inc.                                                      Canada
      Amex Bank of Canada                                                   Canada
         Sourcing Innovation, Inc.                                          Canada
      American Express Company (Mexico) S.A. de C.V.                        Mexico
      American Express Centurion Bank                                       Utah
         American Express Centurion Services Corporation                    Delaware
      American Express Credit Corporation                                   Delaware
         American Express Overseas Credit Corporation Limited               Jersey,
                                                                             Channel Islands
             AEOCC Management Company, Ltd.                                 Jersey,
                                                                             Channel Islands
             American Express Overseas Credit Corporation N.V.              Netherlands Antilles
         Credco Receivables Corp.                                           Delaware
         Credco Finance, Inc.                                               Delaware
      American Express Receivables Financing Corporation                    Delaware
      American Express Receivables Financing Corporation II                 Delaware
      American Express Tax and Business Services Inc.                       Minnesota
         American Express TBS Investment Advisors, Inc.                     Delaware
      American Express Tax and Business Services of New York, Inc.          New York
      American Express do Brasil Tempo & Cia, Inc.                          Delaware
         Amex do Brazil Empreedimentos e Participacoes Ltda.                Brazil
         Amex Latin America Holdings S.L.                                   Spain
         Maximo Partners                                                    Delaware
         Patrice Service Brasil Ltda.                                       Brazil
         American Express do Brasil Tempo & Cia                             Brazil
         American Express do Brasil S.A. Turismo e Corretagen
         de Seguros (51% owned)                                             Brazil
         American Express Factoring Ltda.                                   Brazil
         Optimo Brazilco L.L.C.                                             Delaware
         Optimo Partners                                                    Delaware
         Quickly Brasil Ltda.                                               Brazil
         Swiss Branch                                                       Switzerland
      Virtual Solution Com Ltda.                                            Brazil
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
      American Express Limited                                              Delaware
         American Express Argentina, S.A.                                   Argentina
         American Express (Malaysia) Sdn. Bhd.                              Malaysia
         American Express (Thai) Co. Ltd. (78% owned)                       Thailand
         TRS Card International Inc. (75% owned)                            Delaware
            American Express de Espana, S.A.                                Spain
              American Express Viajes, S.A.                                 Spain
         American Express International (B) SDN.BHD. (50% owned)            Brunei
         Amex Travel Advisors, Limited (50% owned)                          Hong Kong
         South Pacific Credit Card Ltd.                                     New Zealand
            Centurion Finance, Ltd.                                         New Zealand
      American Express International, Inc.                                  Delaware
         American Express Hungary KFT                                       Hungary
         American Express Company A/S                                       Norway
         American Express Locazioni Finanziarie, S.r.l.                     Italy
         Amex Broker Assicurativo S.r.l.                                    Italy
         American Express Int'l A.E.(Greece)(99% owned)                     Greece
         American Express Int'l (Taiwan), Inc.                              Taiwan
         American Express of Egypt, Ltd.                                    Delaware
         American Express Carte France, S.A.                                France
         AllCard Service GmbH                                               Germany
         American Express Bureau de Change S.A.                             Greece
         AE Exposure Management Limited                                     Jersey,
                                                                             Channel Islands
         American Express Travel Poland Sp.Zo.O                             Poland
         Sociedad Internacional de Servicios de Panama, S.A.                Panama
         American Express Services                                          France
            Havas Voyages American Express                                  France
         Amex Sumigin Service Company, Ltd. (40% owned)                     Japan
         American Express International Services Limited                    Russia
         American Express Card Services Limited (95% owned)                 Russia
         Amex Marketing Japan Limited                                       Delaware
         American Express (India) Pvt. Ltd.                                 India
         P.T. American Express Travel Indonesia (80% owned)                 Indonesia
         American Express spol. s.r.o.                                      Czech Republic
         Nippon Card Business Co., Ltd. (25% owned)                         Japan
         Schenker Rhenus Reisen                                             Germany
         American Express Holdings AB                                       Sweden
            American Express Company A/B                                    Sweden
              American Express Reisebyra A/B                                Sweden
            Nyman & Schultz Grupp och Konferens AB                          Sweden
            Resespecialisterna Syd AB                                       Sweden
            BookHotel AB                                                    Sweden
            Forsakringsaktiebolaget Viator                                  Sweden
            Nyman & Schultz AB                                              Sweden
            First Card AB                                                   Sweden
            Profil Reiser A/S (50% owned)                                   Denmark
            Resespecialisterna Enkoping AB (26% owned)                      Sweden
            Stockholm Central Hotel AB                                      Sweden
            Nyman & Schultz Forretningsreiser A/S                           Norway
            Nyman & Schultz Erhvervsrejser ApS                              Denmark
      Amex Insurance Marketing, Inc.                                        Taiwan
      American Express Publishing Corporation                               New York
         Southwest Media Corporation                                        Texas
      Societe Francaise du Cheque de Voyage, S.A. (34% owned)               France
      Travellers Cheque Associates, Limited (54% owned)                     England & Wales
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
      American Express Service Corporation                                  Delaware
      Bansamex S.A. (50% owned)                                             Spain
      Amex (Middle East) E.C. (50% owned)                                   Bahrain
         Amex (Saudi Arabia Ltd.) (50% owned)                               Bahrain
      American Express Europe Limited                                       Delaware
      American Express France Holdings I LLC                                Delaware
      American Express France Holdings II LLC                               Delaware
      American Express Group & Incentive Services, Inc. (90% owned)         Michigan
      American Express Services Europe Limited                              England & Wales
                                                                             and Delaware
      American Express Insurance Services, Ltd.                             England & Wales
      Cardmember Financial Services, Ltd.                                   Jersey,
                                                                             Channel Islands
      Integrated Travel Systems, Inc.                                       Texas
      Amex General Insurance Agency                                         Taiwan
      American Express Bank (Mexico), S.A.                                  Mexico
      American Express Student Funding, Inc.                                Delaware
        Educational Funding Company LLC (64% owned)                         California
          American Express Educational Assurance Company                    Arizona
      American Express Incentive Services, Inc.                             Delaware
        American Express Incentive Services, LLC (50% owned)                Missouri
      American Express International (NZ), Inc.                             Delaware
      American Express Realty Management Co.                                Delaware
      Cavendish Holdings, Inc.                                              Delaware
      American Express Business Finance Corporation                         California
        Business Equipment Capital Corporation                              Delaware
        Business Equipment Financing Corporation                            Delaware
      Servicing Solutions, Inc.                                             Delaware
      Golden Bear Travel, Inc.                                              Delaware
      Empress Travel, Ltd.                                                  Delaware
      Travel Impressions, Ltd.                                              Delaware
      American Express ATM Holdings, Inc.                                   Delaware
        Americash, Inc.                                                     Delaware
           ATM One, L.L.C.                                                  Delaware
        Americash L.L.C.                                                    Delaware
        Rosper, Inc.                                                        Delaware
      AMTRS Corp.                                                           Delaware
        SierraCities.com Inc.                                               Delaware
           First Sierra Receivables II, Inc.                                Delaware
           First Sierra Receivables III, Inc.                               Delaware
           First Sierra Receivables IV, Inc.                                Delaware
           First Sierra Receivables, Inc.                                   Delaware
           Heritage Credit Services, Inc.                                   Delaware
           Independent Capital Corporation                                  New Jersey
           Nexsoft, Inc.                                                    Florida
           SierraCities Delaware, Inc.                                      Delaware
           SierraCities Financial, Inc.                                     Delaware
           The Republic Group, Inc.                                         California
      American Express Global Financial Services, Inc.                      Delaware
        Sharepeople Group Limited                                           England
           Sharepeople Limited                                              England
      Amex Newco, Inc.                                                      Delaware
      American Express Voyages Tourisme                                     France
         Havas Communication Voyages                                        France
         Imex                                                               France
      American Express Management                                           France
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
      American Express Tourisme                                             France
      American Express Travel Holdings (M) Company SDN                      Malaysia
      Mayflower American Express Travel Services SDN BHD                    Malaysia
      MarketMile, Inc. (51.5% owned)                                        Delaware
      Amex Workadia Inc.                                                    Delaware
         Workadia LLC (38.9% owned)                                         Delaware
      BBL Travel American Express                                           Belgium


II. American Express Financial Corporation and its Subsidiaries

    American Express Financial Corporation                                  Delaware
      American Express Financial Advisors Inc.                              Delaware
         American Express Financial Advisors Japan Inc.                     Delaware
      IDS Real Estate Services, Inc.                                        Delaware
      American Express Trust Company                                        Minnesota
      IDS Life Insurance Company                                            Minnesota
         IDS REO 1, LLC                                                     Minnesota
         American Partners Life Insurance Company                           Arizona
         IDS Life Insurance Company of New York                             New York
         American Enterprise Life Insurance Company                         Indiana
            American Enterprise REO 1, LLC                                  Minnesota
         American Centurion Life Insurance Company                          New York
         American Express Corporation                                       Delaware
      American Express Certificate Company                                  Delaware
         Investors Syndicate Development Corp.                              Delaware
      American Express Insurance Agency of Alabama Inc.                     Alabama
      IDS Insurance Agency of Arkansas Inc.                                 Arkansas
      American Express Insurance Agency of Massachusetts Inc.               Massachusetts
      American Express Insurance Agency of New Mexico Inc.                  New Mexico
      IDS Insurance Agency of Ohio Inc.                                     Ohio
      American Express Insurance Agency of Texas Inc.                       Texas
      IDS Insurance Agency of Utah Inc.                                     Utah
      American Express Insurance Agency of Wyoming Inc.                     Wyoming
      American Express Insurance Agency of Maryland Inc.                    Maryland
      American Express Insurance Agency of Oklahoma Inc.                    Oklahoma
      American Express Insurance Agency of Nevada Inc.                      Nevada
      American Express Asset Management Group Inc.                          Minnesota
        Advisory Capital Strategies Group Inc.                              Minnesota
           Advisory Capital Income LLC                                      Delaware
           Advisory Capital Partners LLC                                    Delaware
           Advisory Select LLC                                              Delaware
        American Express Asset Management International (Japan) Ltd.        Japan
        IDS Capital Holdings Inc.                                           Minnesota
      American Express Asset Management International Inc.                  Delaware
      American Express Asset Management Ltd.                                England
      IDS Management Corporation                                            Minnesota
         IDS Partnership Services Corporation                               Minnesota
         IDS Cable Corporation                                              Minnesota
         IDS Futures Corporation                                            Minnesota
         IDS Realty Corporation                                             Minnesota
         IDS Cable II Corporation                                           Minnesota
      IDS Property Casualty Insurance Company                               Wisconsin
      American Enterprise Investment Services Inc.                          Minnesota
      American Express Insurance Agency of Arizona Inc.                     Arizona
      American Express Insurance Agency of Idaho Inc.                       Idaho
      American Express Property Casualty Insurance
         Agency of Kentucky Inc.                                            Kentucky
      American Express Client Service Corporation                           Minnesota
      American Express Property Casualty Insurance
         Agency of Maryland Inc.                                            Maryland
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
      American Express Property Casualty Insurance
         Agency of Mississippi Inc.                                         Mississippi
      American Express Property Casualty Insurance
         Agency of Pennsylvania Inc.                                        Pennsylvania
      American Express Insurance Agency of Oregon Inc.                      Oregon
      Securities America Financial Corporation                              Nebraska
         Realty Assets, Inc.                                                Nebraska
         Securities America Advisors, Inc.                                  Nebraska
         Securities America, Inc.                                           Nebraska
            Securities America Insurance Agency of Alabama                  Alabama
            Securities America Insurance Agency of Massachusetts            Massachusetts
            Securities America Insurance Agency of New Mexico               New Mexico
            Securities America Insurance Agency of Ohio                     Ohio
            Securities America Insurance Agency of Wyoming                  Wyoming
      American Express Personal Trust Services, FSB                         Minnesota
      Kenwood Capitol Management LLC (51.1% owned)                          Delaware
      Northwinds Marketing Group LLC (50.1% owned)                          Delaware
      American Express International Deposit Corp.
         (50% owned and 50% owned by AEBL)                                  Cayman Islands
      American Express Asset Management (Australia) Limited                 Australia


III. American Express Banking Corp. and its Subsidiaries

    American Express Banking Corp.                                          New York
      American Express Bank Ltd.                                            Connecticut
        Amex Holdings, Inc.                                                 Delaware
           American Express Bank GmbH                                       Germany
              AEB - International Portfolios Management Company             Luxembourg
           Egyptian American Bank (41% owned)                               Egypt
           Amtrade Holdings, Inc.                                           Delaware
              American Express Bank (Switzerland) S.A.                      Switzerland
           International Trade Services Pte Ltd.                            Singapore
           Amex International Trust (Guernsey) Limited                      Guernsey,
                                                                             Channel Islands
           Etoral Finance, Inc.                                             Panama
              Sociedad Del Desarrollo Mercantil Ltda. (50% owned)           Chile
           Remor and Associates Inc.                                        Panama
           American Express Bank Asset Management (Cayman) Limited          Cayman Islands
           American Express Bank (Luxembourg) S.A.                          Luxembourg
              AEB WorldFolio Capital Preservation Management Co. S.A.       Luxembourg
           American Express Bank (Uruguay) S.A.                             Uruguay
           Amex International Trust (Cayman) Ltd.                           Cayman Islands
           OLP Investments Ltd.                                             Cayman Islands
           Rilanex Participations N.V.                                      Netherlands Antilles
        American Express Bank (France) S.A.                                 France
           Amex Gestion S.A.                                                France
        American Express Bank International                                 United States
        Argentamex S.A.                                                     Argentina
        Amex Nominees (S) Pte Ltd.                                          Singapore
        Amex Bank Nominee Hong Kong Limited                                 Hong Kong
        First International Investment Bank Ltd. (20% owned)                Pakistan
        American Express (Poland) Ltd.                                      Delaware
        Inveramex Chile Ltda.                                               Chile
           Amex Immobiliaria Ltda.(99% owned)                               Chile
        American Express Bank, S.A.                                         Argentina
        AEB Global Asset Management Inc.                                    New York
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
        AEB/FFS Management Company (50% owned)                              Luxembourg and
                                                                            Jersey,
                                                                             Channel Islands
        AEB Global Trading Investments, Ltd.                                British Virgin Islands
        Amex NLG Holdings, LLC                                              Delaware
        American Express International Deposit Company                      Cayman Islands
        Bankpar Participacoes Ltda.                                         Brazil
           Banco Inter American Express S.A. (50% owned)                    Brazil
              Inter American Express Arrendamento
               Mercantil, S.A. (95% owned)                                  Brazil
              Inter American Express Consultoria E Servicos Ltda.           Brazil
                 MS Representacoes E Participacoes Ltda.                    Brazil
              MS Trading S.A.                                               Brazil
              Inter American Express Overseas Ltd.                          Brazil
                 Inter American Express Bank Ltd.                           Brazil
                 Imagra Imobiliaria E Agricola S.A.                         Brazil
        The American Express Nominees Limited (98% owned)                   England & Wales
        Amexnet Limited                                                     England
        Tata Finance Ltd. (3% owned)                                        India
           Tata Finance Amex Private Limited (35% owned)                    India


IV. Other Subsidiaries of the Registrant

    Acuma Financial Services Ltd.                                           Delaware
      Acuma Ltd.                                                            Delaware
    Ainwick Corporation                                                     Texas
    American Express Asset Management Holdings, Inc.                        Delaware
    Amexco Insurance Company                                                Vermont
    Amexco Risk Financing Holding Co.                                       Delaware
    Amex Assurance Company                                                  Illinois
    checks-on-line, Inc.                                                    Delaware
    National Express Company, Inc.                                          New York
      The Balcor Company Holdings, Inc.                                     Delaware
        The Balcor Company                                                  Delaware
            Balcor Securities Company                                       Illinois
            Balcor Management Services, Inc.                                Illinois
    International Capital Corp.                                             Delaware
      Intercapital Comercio e Participacoes Ltda.                           Brazil
         Conepar Compania Nordestina de Participacoes S.A. (37% owned)      Brazil
      Acamex Holdings, Inc.                                                 Cayman Islands
         Etisa Holdings Ltd.                                                Cayman Islands
            Empresas Turisticas Integradas, S.A. de C.V. (98% owned)        Mexico
      Floriano Representacoes Ltda.                                         Brazil
      International Capital Corp. (Ltd.) Cayman                             Cayman Islands
    Rexport, Inc.                                                           Delaware
      Drillamex, Inc.                                                       Delaware
    UMPAWAUG I Corporation                                                  Delaware
    UMPAWAUG II Corporation                                                 Delaware
    UMPAWAUG III Corporation                                                Delaware
    UMPAWAUG IV Corporation                                                 Delaware
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
    Daedalus Leasing Corp.                                                  New York
      Dash 200 + Ltd. (50% owned)                                           Cayman Islands
      Nora Leasing, Inc.                                                    New York
      Gemini Leasing Ltd.                                                   Cayman Islands
      Far East Leasing Ltd.                                                 Cayman Islands
    56th Street AXP Campus LLC (AZ)                                         Arizona
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